                                                                   Exhibit 99.10


                        DVI Receivables XIX, LLC, 2003-1
                                SERVICER REPORT
                     For the Payment Date February 27, 2004



                                                    --------------------------------------------------------------------------

                                                       Sept Report         Oct Report         Nov Report         Dec Report
                                                       for August        for September       for October        for November
                                                        Activity            Activity           Activity           Activity
                                                    --------------------------------------------------------------------------
I.  RECONCILIATION OF COLLECTION ACCOUNT:
End of Period Collection Account Balance as of
  Prior Payment Date:                               $  1,339,786.09     $            --    $            --    $             --
Available Funds:
     Contract payments received in this period      $  5,451,050.14     $  6,492,751.71    $  7,926,757.71    $   6,492,751.71
     Sales, Use and Property Tax, Maintenance,
      Late Charges                                  $    220,424.62     $    131,372.21    $    179,043.33    $     149,236.63
     Prepayment Amount related to early
      termination in this period                    $     11,247.67     $    117,767.52    $    368,160.27    $      47,147.00
     August Collections distributed on August
      payment dates                                 $   (167,333.00)    $            --    $            --    $             --
     Proceeds received from recoveries on
      previously Defaulted Contracts                $            --     $            --    $            --    $             --
     Transfer from Reserve Account                  $      7,575.06     $      7,151.61    $      7,337.94    $       7,069.85
     Transfer from Successor Reserve Account        $        133.64     $        126.20    $        129.48    $         124.75
     Interest Earned on Collection Account          $      3,181.61     $      4,040.92    $      7,314.89    $      10,690.87
     Interest Earned on Affiliated SPG Account      $        562.60     $        739.44    $      1,401.14    $       2,272.60
     Amounts paid per Contribution & Servicing
      Agreement Section 7.01 - Substitution         $            --     $            --    $            --    $             --
     Due from Bank of America Derivative
      Settlement                                    $            --     $            --    $            --    $             --
     Any other amounts - Misapplied Cash            $   (406,147.00)    $            --    $            --    $             --
     Unreconciled Cash Shortfall                    $            --     $            --    $            --    $             --
                                                    --------------------------------------------------------------------------
     Total Available Funds                          $  6,460,481.43     $  6,753,949.61    $  8,490,144.76    $   6,709,293.41
     Less Amounts to be Retained in Collection
      Account                                       $            --     $            --    $            --    $             --
                                                    --------------------------------------------------------------------------
     AMOUNT TO BE DISTRIBUTED IN CURRENT MONTH      $  6,460,481.43     $  6,753,949.61    $  8,490,144.76    $   6,709,293.41
                                                    ==========================================================================
     CUMULATIVE AMOUNT TO BE DISTRIBUTED                                $ 13,214,431.04    $ 21,704,575.80    $ 28,413,869.21
                                                                        ======================================================

     DISTRIBUTION OF FUNDS:
     1.  To Trustee-Fees & Expenses *               $            --     $            --    $            --    $             --
     2.  To Servicer, any unreimbursed
          Nonrecoverable Advances or Servicer
          Advances                                  $            --     $            --    $            --    $             --
     3.  To Servicer, Tax, Maintenance, Late
          Charges                                   $    220,424.62     $    131,372.21    $    179,043.33    $     149,236.63
     4.  To Servicer, Servicing Fee and other
          Servicing Compensations                   $    267,805.14     $    263,140.38    $    256,542.13    $     249,812.05
     5.  To USBank Portfolio Services as
          Successor Servicer                        $            --     $            --    $            --    $             --
     6.  To Bank of America Derivative Settlement   $    227,922.78     $    210,330.58    $    255,588.43    $     240,502.48
     7.  To Noteholders
            Class A1 Interest                       $     54,518.51     $     56,277.17    $     52,759.85    $      51,001.19
            Class A2a Interest                      $     27,342.00     $     28,448.00    $     26,670.00    $      25,781.00
            Class A2b Interest                      $     35,325.00     $     35,325.00    $     35,325.00    $      35,325.00
            Class A3a Interest                      $    318,342.62     $    330,652.80    $    309,987.00    $     299,654.10
            Class A3b Interest                      $     74,133.33     $     74,133.33    $     74,133.33    $      74,133.33
            Class B Interest                        $     28,197.07     $     31,159.32    $     29,270.61    $      28,326.25
            Class C1 Interest                       $     13,094.11     $     13,564.60    $     12,716.81    $      12,292.92
            Class C2 Interest                       $     25,595.78     $     25,595.78    $     25,595.78    $      25,595.78
            Class D1 Interest                       $     15,749.56     $     15,801.03    $     15,801.03    $      15,801.03
            Class D2 Interest                       $     15,162.63     $     15,162.63    $     15,162.63    $      15,162.63
            Class E1 Interest                       $     59,509.32     $     65,538.52    $     61,566.34    $      59,580.25
            Class E2 Interest                       $     14,172.74     $     14,172.74    $     14,172.74    $      14,172.74
            Class A1 Principal                      $            --     $            --    $            --    $             --
            Class A2a Principal
             (distributed after A1 Note matures)    $            --     $            --    $            --    $             --
            Class A2b Principal
             (distributed after A1 Note matures)    $            --     $            --    $            --    $             --
            Class A3a Principal
             (distributed after A2 Note matures)    $            --     $            --    $            --    $             --
            Class A3b Principal
             (distributed after A2 Note matures)    $            --     $            --    $            --    $             --
            Class B Principal                       $            --     $            --    $            --    $             --
            Class C1 Principal                      $            --     $            --    $            --    $             --
            Class C2 Principal                      $            --     $            --    $            --    $             --
            Class D1 Principal                      $            --     $            --    $            --    $             --
            Class D2 Principal                      $            --     $            --    $            --    $             --
            Class E1 Principal                      $            --     $            --    $            --    $             --
            Class E2 Principal                      $            --     $            --    $            --    $             --
     8.  To Reserve Account for Requirement
          per Indenture Agreement Section 3.08
          (Provided no Amortization Event)          $            --     $            --    $            --    $             --
     9.  To Issuer-Residual Principal and
          Interest and Reserve Account
          Distribution
          a)  Residual Interest
               (Provided no Restricting or
                Amortization Event in effect)       $            --     $            --    $            --    $             --
          b)  Residual Principal (Provided no
               Restricting or Amortization
               Event in effect)                     $            --     $            --    $            --    $             --
          c)  Reserve Account Distribution
               (Provided no Restricting or
                Amortization Event in effect)       $            --     $            --    $            --    $             --
                                                    --------------------------------------------------------------------------
     TOTAL FUNDS DISTRIBUTED FOR CURRENT MONTH      $  1,397,295.21     $  1,310,674.10    $  1,364,335.01    $   1,296,377.38
                                                    ==========================================================================

     CUMULATIVE AMOUNT OF TOTAL FUNDS DISTRIBUTED                       $  2,707,969.31    $  4,072,304.32    $  5,368,681.70
                                                    ==========================================================================
     End of Period Collection Account Balance
     (Includes Payments in Advance &
     Restricting Event Funds (If any))              $            --     $            --    $            --    $             --
                                                    ==========================================================================

*Pursuant to the Settlement Agreement, the servicer reimbursed the trustee for substantially all trustee fees and expenses except for the amounts noted above.

                                                  ---------------------------------------------------------------------------------
                                                                                     Aggregate
                                                    Jan Report       Feb Report       Amounts         Previously      Net Amount
                                                   for December     for January     of Sept - Feb    Distributed      to Transfer
                                                     Activity         Activity         Reports        by Trustee      on Feb. 27
                                                  ---------------------------------------------------------------------------------
I.  RECONCILIATION OF COLLECTION ACCOUNT:
End of Period Collection Account Balance as of
 Prior Payment Date:                              $           --  $           --   $ 1,339,786.09
Available Funds:
     Contract payments received in this period    $ 7,486,238.64  $ 6,259,984.33   $40,109,534.24
     Sales, Use and Property Tax, Maintenance,
      Late Charges                                $   163,078.22  $   132,268.75   $   975,423.76
     Prepayment Amount related to early
      termination in this period                  $   210,399.43  $   591,268.28   $ 1,345,990.17
     August Collections distributed on August
      payment dates                               $           --  $           --   $  (167,333.00)
     Proceeds received from recoveries on
      previously Defaulted Contracts              $           --  $           --   $           --
     Transfer from Reserve Account                $     7,342.61  $11,349,318.22   $11,385,795.29
     Transfer from Successor Reserve Account      $       129.57  $       129.24   $       772.88
     Interest Earned on Collection Account        $    14,045.76  $    16,543.34   $    55,817.39
     Interest Earned on Affiliated SPG Account    $     3,634.24  $     4,640.36   $    13,250.38
     Amounts paid per Contribution & Servicing
      Agreement Section 7.01 - Substitution       $           --  $           --   $           --

     Due from Bank of America Derivative
      Settlement                                  $           --  $           --   $           --
     Any other amounts - Misapplied Cash          $           --  $           --   $  (406,147.00)
     Unreconciled Cash Shortfall                  $           --  $  (239,888.92)  $  (239,888.92)
                                                  -----------------------------------------------

     Total Available Funds                        $ 7,884,868.47  $18,114,263.60   $54,413,001.28
     Less Amounts to be Retained in Collection
      Account                                     $           --  $           --   $           --
                                                  -----------------------------------------------
     AMOUNT TO BE DISTRIBUTED IN CURRENT MONTH    $ 7,884,868.47  $18,114,263.60   $54,413,001.28
                                                  ===============================================
     CUMULATIVE AMOUNT TO BE DISTRIBUTED          $36,298,737.68  $54,413,001.28
                                                  ==============================

     DISTRIBUTION OF FUNDS:
     1.  To Trustee-Fees & Expenses *             $           --  $    69,168.98   $    69,168.98  $           --  $     69,168.98
     2.  To Servicer, any unreimbursed
          Nonrecoverable Advances or Servicer
          Advances                                $           --  $ 3,183,019.37   $ 3,183,019.37  $ 3,183,019.37  $            --
     3.  To Servicer, Tax, Maintenance, Late
          Charges                                 $   163,078.22  $   123,674.51   $   966,829.52  $   843,155.01  $    123,674.51
     4.  To Servicer, Servicing Fee and other
          Servicing Compensations                 $   244,292.11  $   113,545.53   $ 1,395,137.33  $ 1,281,591.80  $    113,545.53
     5.  To USBank Portfolio Services as
          Successor Servicer                      $           --  $   122,139.77   $   122,139.77  $           --  $    122,139.77
     6.  To Bank of America Derivative
          Settlement                              $   213,198.48  $   227,922.78   $ 1,375,465.53  $ 1,375,465.53  $            --
     7.  To Noteholders
            Class A1 Interest                     $    54,518.51  $    54,518.51   $   323,593.73  $   323,593.73  $          0.00
            Class A2a Interest                    $    28,616.88  $    27,342.00   $   164,199.88  $   164,199.88  $         (0.00)
            Class A2b Interest                    $    35,325.00  $    35,325.00   $   211,950.00  $   211,950.00  $            --
            Class A3a Interest                    $   329,959.16  $   318,342.62   $ 1,906,938.29  $ 1,906,938.29  $         (0.00)
            Class A3b Interest                    $    74,133.33  $    74,133.33   $   444,800.00  $   444,800.00  $            --
            Class B Interest                      $    30,888.15  $    30,076.88   $   177,918.29  $   177,918.29  $          0.00
            Class C1 Interest                     $    13,367.87  $    13,094.11   $    78,130.42  $    78,130.42  $          0.00
            Class C2 Interest                     $    25,595.78  $    25,595.78   $   153,574.68  $   153,574.68  $         (0.00)
            Class D1 Interest                     $    16,051.94  $    15,749.56   $    94,954.14  $    94,954.14  $          0.00
            Class D2 Interest                     $    15,162.63  $    15,162.63   $    90,975.79  $    90,975.79  $          0.00
            Class E1 Interest                     $    63,922.07  $    63,476.61   $   373,593.11  $   373,593.11  $          0.00
            Class E2 Interest                     $    14,172.74  $    14,172.74   $    85,036.44  $    85,036.44  $         (0.00)
            Class A1 Principal                    $           --  $43,195,576.01   $43,195,576.01                  $ 43,195,576.01
            Class A2a Principal
             (distributed after A1 Note matures)  $           --  $           --   $           --                  $            --
            Class A2b Principal
             (distributed after A1 Note matures)  $           --  $           --   $           --                  $            --
            Class A3a Principal
             (distributed after A2 Note matures)  $           --  $           --   $           --                  $            --
            Class A3b Principal
             (distributed after A2 Note matures)  $           --  $           --   $           --                  $            --
            Class B Principal                     $           --  $           --   $           --                  $            --
            Class C1 Principal                    $           --  $           --   $           --                  $            --
            Class C2 Principal                    $           --  $           --   $           --                  $            --
            Class D1 Principal                    $           --  $           --   $           --                  $            --
            Class D2 Principal                    $           --  $           --   $           --                  $            --
            Class E1 Principal                    $           --  $           --   $           --                  $            --
            Class E2 Principal                    $           --  $           --   $           --                  $            --
     8.  To Reserve Account for Requirement
          per Indenture Agreement Section 3.08
          (Provided no Amortization Event)        $           --  $           --   $           --                  $            --
     9.  To Issuer-Residual Principal and
          Interest and Reserve Account
          Distribution
          a)  Residual Interest
              (Provided no Restricting or
               Amortization Event in effect)      $           --  $           --   $           --                  $            --
          b)  Residual Principal (Provided no
               Restricting or Amortization
               Event in effect)                   $           --  $           --   $           --                  $            --
          c)  Reserve Account Distribution
               (Provided no Restricting or
                Amortization Event in effect)     $           --  $           --   $           --                  $            --
                                                  --------------------------------------------------------------------------------
     TOTAL FUNDS DISTRIBUTED FOR CURRENT MONTH    $ 1,322,282.88  $47,722,036.70   $54,413,001.28  $10,788,896.48  $ 43,624,104.80
                                                  ================================================================================
     CUMULATIVE AMOUNT OF TOTAL FUNDS DISTRIBUTED $ 6,690,964.58  $54,413,001.28
                                                  =================================================
     End of Period Collection Account Balance
     (Includes Payments in Advance &
     Restricting Event Funds (If any))            $           --  $           --   $           --
                                                  ================================================

* Pursuant to the Settlement Agreement, the servicer reimbursed the trustee for substantially all trustee fees an expenses except for the amounts noted above.

                       DVI Receivables XIX, L.L.C. 2003-1
                                SERVICER REPORT
                     For the Payment Date February 27, 2004

                                                         -----------------------------------------------------------------

                                                           Sept Report       Oct Report      Nov Report      Dec Report
                                                           for August       for September    for October     for November
                                                            Activity          Activity        Activity        Activity
                                                         -----------------------------------------------------------------
II.  RESERVE ACCOUNT
     Beginning Balance                                   $11,341,994.06   $11,341,994.06   $11,341,994.06    $11,341,994.06
          -Add Investment Earnings                       $     7,575.06   $     7,151.61   $     7,337.94    $     7,069.85
          -Add Transfer from Certificate Account
            (To Satisfy Reserve Account Requirement)     $           --   $           --   $           --    $           --
          -Less Distribution to Certificate Account      $     7,575.06   $     7,151.61   $     7,337.94    $     7,069.85
                                                         ------------------------------------------------    ---------------
     End of Period Balance                               $11,341,994.06   $11,341,994.06   $11,341,994.06    $11,341,994.06
                                                         ================================================    ===============
     Reserve Account Requirement (Lesser of:
      (i) Initial Reserve Account Required Amount, or
     (ii) Sum of Class A, Class B, Class C, Class D,
           and Class E Note Balances
           (Provided no Amortization Event))             $11,341,994.06   $11,341,994.06   $11,341,994.06    $11,341,994.06

     SUCCESSOR RESERVE ACCOUNT
     Beginning Balance                                   $   200,000.00   $   200,000.00   $   200,000.00    $   200,000.00
          -Add Investment Earnings                       $       133.64   $       126.20   $       129.48    $       124.75
          -Add Transfer from Certificate Account
            (To Satisfy Reserve Account Requirement)     $           --   $           --   $           --    $           --
          -Less Distribution to Certificate Account      $       133.64   $       126.20   $       129.48    $       124.75
                                                         ------------------------------------------------    ---------------
     End of Period Balance                               $   200,000.00   $   200,000.00   $   200,000.00    $   200,000.00
                                                         ================================================    ===============
     Reserve Account Requirement (Lesser of:
      (i) Initial Reserve Account Required Amount, or
     (ii) Sum of Class A, Class B, Class C, Class D,
           and Class E Note Balances)                    $   200,000.00   $   200,000.00   $   200,000.00    $   200,000.00

                                                         --------------------------------

                                                          Jan Report        Feb Report
                                                         for December      for January
                                                           Activity          Activity
                                                         --------------------------------
II.  RESERVE ACCOUNT
     Beginning Balance                                    $11,341,994.06   $11,341,994.06
          -Add Investment Earnings                        $     7,342.61   $     7,324.16
          -Add Transfer from Certificate Account
            (To Satisfy Reserve Account Requirement)      $           --   $           --
          -Less Distribution to Certificate Account       $     7,342.61   $11,349,318.22
                                                        ---------------------------------
     End of Period Balance                                $11,341,994.06   $           --
                                                        =================================
     Reserve Account Requirement (Lesser of:
      (i) Initial Reserve Account Required Amount, or
     (ii) Sum of Class A, Class B, Class C, Class D,
           and Class E Note Balances
           (Provided no Amortization Event))              $11,341,994.06   $           --

     SUCCESSOR RESERVE ACCOUNT
     Beginning Balance                                    $   200,000.00   $   200,000.00
          -Add Investment Earnings                        $       129.57   $       129.24
          -Add Transfer from Certificate Account
            (To Satisfy Reserve Account Requirement)      $           --   $           --
          -Less Distribution to Certificate Account       $       129.57   $       129.24
                                                        ---------------------------------
     End of Period Balance                                $   200,000.00   $   200,000.00
                                                        =================================
     Reserve Account Requirement (Lesser of:
      (i) Initial Reserve Account Required Amount, or
     (ii) Sum of Class A, Class B, Class C, Class D,
           and Class E Note Balances)                     $   200,000.00   $   200,000.00


                       DVI Receivables XIX, L.L.C. 2003-1
                                SERVICER REPORT
                     For the Payment Date February 27, 2004

                                                 -------------------------------------------------------------------

                                                    Sept Report        Oct Report      Nov Report      Dec Report
                                                    for August       for September    for October     for November
                                                     Activity           Activity        Activity        Activity
                                                 -------------------------------------------------------------------
III. CLASS A NOTE AGGREGATE PRINCIPAL BALANCE
     Beginning Aggregate Principal Balance of
         the Class A Notes                        $363,554,341.93  $363,554,341.93  $363,554,341.93  $363,554,341.93

     Class A Overdue Interest, If Any             $         --     $         --     $         --     $         --
     Class A Monthly Interest                     $    509,661.46  $    524,836.30  $    498,875.18  $    485,894.62
     Class A Overdue Principal, If Any            $         --     $         --     $         --     $         --
     Class A Monthly Principal                    $         --     $         --     $         --     $         --

                                                  ------------------------------------------------------------------
     Ending Aggregate Principal Balance of
         the Class A Notes                        $363,554,341.93  $363,554,341.93  $363,554,341.93  $363,554,341.93
                                                  ==================================================================

                                                 ---------------------------------

                                                     Jan Report       Feb Report
                                                    for December     for January
                                                      Activity         Activity
                                                 ---------------------------------
III. CLASS A NOTE AGGREGATE PRINCIPAL BALANCE
     Beginning Aggregate Principal Balance of
        the Class A Notes                         $363,554,341.93  $363,554,341.93

     Class A Overdue Interest, If Any             $         --     $         --
     Class A Monthly Interest                     $    522,552.87  $    509,661.46
     Class A Overdue Principal, If Any            $         --     $         --
     Class A Monthly Principal                    $         --     $ 43,195,576.01

                                                  --------------------------------
     Ending Aggregate Principal Balance of
        the Class A Notes                         $363,554,341.93  $320,358,765.92
                                                  ================================

                                                           -----------------------------------------------------------------------

                                                              Sept Report        Oct Report        Nov Report       Dec Report
                                                               for August       for September      for October     for November
                                                                Activity           Activity         Activity         Activity
                                                           -----------------------------------------------------------------------
IV.  CLASS A NOTE PRINCIPAL BALANCE
     Beginning Principal Balance of the
        Class A Notes
                 Class A1                                  $  49,734,341.93  $  49,734,341.93  $  49,734,341.93  $  49,734,341.93
                 Class A2a                                 $  25,200,000.00  $  25,200,000.00  $  25,200,000.00  $  25,200,000.00
                 Class A2b                                 $  27,000,000.00  $  27,000,000.00  $  27,000,000.00  $  27,000,000.00
                 Class A3a                                 $ 229,620,000.00  $ 229,620,000.00  $ 229,620,000.00  $ 229,620,000.00
                 Class A3b                                 $  32,000,000.00  $  32,000,000.00  $  32,000,000.00  $  32,000,000.00
                                                           ----------------------------------------------------------------------
                                                           $ 363,554,341.93  $ 363,554,341.93  $ 363,554,341.93  $ 363,554,341.93
     Class A Monthly Interest
                 Class A1 (Actual Number
                        Days/360)                          $      54,518.51  $      56,277.17  $      52,759.85  $      51,001.19
                 Class A2a (Actual Number
                        Days/360)                          $      27,342.00  $      28,448.00  $      26,670.00  $      25,781.00
                 Class A2b                                 $      35,325.00  $      35,325.00  $      35,325.00  $      35,325.00
                 Class A3a (Actual Number
                        Days/360)                          $     318,342.62  $     330,652.80  $     309,987.00  $     299,654.10
                 Class A3b                                 $      74,133.33  $      74,133.33  $      74,133.33  $      74,133.33

     Class A Monthly Principal
                 Class A1                                  $          --     $         --      $          --     $          --
                 Class A2a                                 $          --     $         --      $          --     $          --
                 Class A2b                                 $          --     $         --      $          --     $          --
                 Class A3a                                 $          --     $         --      $          --     $          --
                 Class A3b                                 $          --     $         --      $          --     $          --
                                                           ----------------------------------------------------- ---------------
                                                           $          --     $         --      $          --     $          --
                                                           =====================================================================
     Ending Principal Balance of the Class A Notes
                 Class A1    CUSIP 23335NAA5               $  49,734,341.93   $  49,734,341.93  $  49,734,341.93   $  49,734,341.93
                 Class A2a   CUSIP 23335NAB3               $  25,200,000.00   $  25,200,000.00  $  25,200,000.00   $  25,200,000.00
                 Class A2b   CUSIP 23335NAC1               $  27,000,000.00   $  27,000,000.00  $  27,000,000.00   $  27,000,000.00
                 Class A3a   CUSIP 23335NAD9               $ 229,620,000.00   $ 229,620,000.00  $ 229,620,000.00   $ 229,620,000.00
                 Class A3b   CUSIP 23335NAE7               $  32,000,000.00   $  32,000,000.00  $  32,000,000.00   $  32,000,000.00
                                                           -------------------------------------------------------------------------
                                                           $ 363,554,341.93   $ 363,554,341.93  $ 363,554,341.93   $ 363,554,341.93
                                                           =========================================================================

     Class A1
     --------------------------------------------------------
     Interest Paid Per $1,000      Original Face $71,810,000      0.7592050          0.7836955         0.7347145          0.7102240
     Principal Paid Per $1,000     Original Face $71,810,000      0.0000000          0.0000000         0.0000000          0.0000000
     Ending Principal                   Balance Factor            0.6925824          0.6925824         0.6925824          0.6925824
     --------------------------------------------------------

     Class A2a
     --------------------------------------------------------
     Interest Paid Per $1,000      Original Face $25,200,000      1.0850000          1.1288889         1.0583333          1.0230556
     Principal Paid Per $1,000     Original Face $25,200,000      0.0000000          0.0000000         0.0000000          0.0000000
     Ending Principal                   Balance Factor            1.0000000          1.0000000         1.0000000          1.0000000
     --------------------------------------------------------

     Class A2b
     --------------------------------------------------------
     Interest Paid Per $1,000      Original Face $27,000,000      1.3083333          1.3083333         1.3083333          1.3083333
     Principal Paid Per $1,000     Original Face $27,000,000      0.0000000          0.0000000         0.0000000          0.0000000
     Ending Principal                   Balance Factor            1.0000000          1.0000000         1.0000000          1.0000000
    ---------------------------------------------------------

     Class A3a
    ---------------------------------------------------------
     Interest Paid Per $1,000      Original Face $229,620,000     1.3863889         1.4400000           1.3500000         1.3050000
     Principal Paid Per $1,000     Original Face $229,620,000     0.0000000         0.0000000           0.0000000         0.0000000
     Ending Principal                   Balance Factor            1.0000000         1.0000000           1.0000000         1.0000000
    ---------------------------------------------------------

     Class A3b
    ---------------------------------------------------------
     Interest Paid Per $1,000      Original Face $32,000,000      2.3166667         2.3166667           2.3166667         2.3166667
     Principal Paid Per $1,000     Original Face $32,000,000      0.0000000         0.0000000           0.0000000         0.0000000
     Ending Principal                   Balance Factor            1.0000000         1.0000000           1.0000000         1.0000000
    ---------------------------------------------------------

                                                      -------------------------------------

                                                           Jan Report         Feb Report
                                                          for December        for January
                                                            Activity           Activity
                                                      -------------------------------------
IV.  CLASS A NOTE PRINCIPAL BALANCE
     Beginning Principal Balance of the
        Class A Notes
                 Class A1                              $  49,734,341.93  $  49,734,341.93
                 Class A2a                             $  25,200,000.00  $  25,200,000.00
                 Class A2b                             $  27,000,000.00  $  27,000,000.00
                 Class A3a                             $ 229,620,000.00  $ 229,620,000.00
                 Class A3b                             $  32,000,000.00  $  32,000,000.00
                                                       ------------------------------------
                                                       $ 363,554,341.93  $ 363,554,341.93
     Class A Monthly Interest
                 Class A1 (Actual Number
                        Days/360)                      $      54,518.51  $      54,518.51
                 Class A2a (Actual Number
                         Days/360)                     $      28,616.88  $      27,342.00
                 Class A2b                             $      35,325.00  $      35,325.00
                 Class A3a (Actual Number
                         Days/360)                     $     329,959.16  $     318,342.62
                 Class A3b                             $      74,133.33  $      74,133.33

     Class A Monthly Principal
                 Class A1                              $          --     $  43,195,576.01
                 Class A2a                             $          --     $          --
                 Class A2b                             $          --     $          --
                 Class A3a                             $          --     $          --
                 Class A3b                             $          --     $          --
                                                       -------------------------------------
                                                       $          --     $  43,195,576.01
                                                       =====================================

     Ending Principal Balance of the Class A Notes
                 Class A1        CUSIP 23335NAA5       $ 49,734,341.93  $  6,538,765.92
                 Class A2a       CUSIP 23335NAB3       $ 25,200,000.00  $ 25,200,000.00
                 Class A2b       CUSIP 23335NAC1       $ 27,000,000.00  $ 27,000,000.00
                 Class A3a       CUSIP 23335NAD9       $229,620,000.00  $229,620,000.00
                 Class A3b       CUSIP 23335NAE7       $ 32,000,000.00  $ 32,000,000.00
                                                       ---------------------------------
                                                       $363,554,341.93  $320,358,765.92
                                                       =================================

     Class A1
     ----------------------------------------------------
     Interest Paid Per $1,000   Original Face $71,810,000    0.7592050        0.7592050
     Principal Paid Per $1,000  Original Face $71,810,000    0.0000000      601.5259157
     Ending Principal                Balance Factor          0.6925824        0.0910565
     ----------------------------------------------------

     Class A2a
     ----------------------------------------------------
     Interest Paid Per $1,000   Original Face $25,200,000    1.1355903        1.0850000
     Principal Paid Per $1,000  Original Face $25,200,000    0.0000000        0.0000000
     Ending Principal                Balance Factor          1.0000000        1.0000000
     ----------------------------------------------------

     Class A2b
     ----------------------------------------------------
     Interest Paid Per $1,000   Original Face $27,000,000    1.3083333        1.3083333
     Principal Paid Per $1,000  Original Face $27,000,000    0.0000000        0.0000000
     Ending Principal                Balance Factor          1.0000000        1.0000000
     ----------------------------------------------------

     Class A3a
     ----------------------------------------------------
     Interest Paid Per $1,000  Original Face $229,620,000    1.4369792        1.3863889
     Principal Paid Per $1,000 Original Face $229,620,000    0.0000000        0.0000000
     Ending Principal                Balance Factor          1.0000000        1.0000000
     ----------------------------------------------------

     Class A3b
     ----------------------------------------------------
     Interest Paid Per $1,000   Original Face $32,000,000    2.3166667        2.3166667
     Principal Paid Per $1,000  Original Face $32,000,000    0.0000000        0.0000000
     Ending Principal                Balance Factor          1.0000000        1.0000000
     ----------------------------------------------------

                        DVI Receivables, XIX LLC, 2003-1
                                SERVICER REPORT
                     For the Payment Date February 27, 2004

                                                                            -----------------------------------------------------

                                                                              Sept Report         Oct Report         Nov Report
                                                                              for August        for September       for October
                                                                               Activity            Activity           Activity
                                                                            -----------------------------------------------------
V.  CLASS B NOTE PRINCIPAL BALANCE             CUSIP 23335NAF4

     Beginning Principal Balance of the Class B Notes                       $ 16,036,250.69    $16,036,250.69     $ 16,036,250.69

     Class B Overdue Interest, If Any                                       $             -    $            -     $             -
     Class B Monthly Interest                                               $     28,197.07    $    31,159.32     $     29,270.61
     Class B Overdue Principal, If Any                                      $             -    $            -     $             -
     Class B Monthly Principal                                              $             -    $            -     $             -
                                                                            -----------------------------------------------------
     Ending Principal Balance of the Class B Notes                          $ 16,036,250.69    $16,036,250.69     $ 16,036,250.69
                                                                            =====================================================

     Interest Paid Per $1,000         Original Face $17,010,000                   1.6576763         1.8318238           1.7207883
     Principal Paid Per $1,000      Original Face $17,010,000                     0.0000000         0.0000000           0.0000000
     Ending Principal                         Balance Factor                      0.9427543         0.9427543           0.9427543

                                                                            -----------------------------------------------------

                                                                               Dec Report        Jan Report          Feb Report
                                                                              for November      for December        for January
                                                                                Activity          Activity            Activity
                                                                            -----------------------------------------------------
V.  CLASS B NOTE PRINCIPAL BALANCE             CUSIP 23335NAF4

     Beginning Principal Balance of the Class B Notes                        16,036,250.69     $ 16,036,250.69  $ 16,036,250.69
                                                                            ===================================================
     Class B Overdue Interest, If Any                                                    -     $             -  $             -
     Class B Monthly Interest                                                    28,326.25     $     30,888.15  $     30,076.88
     Class B Overdue Principal, If Any                                                   -     $             -  $             -
     Class B Monthly Principal                                                           -     $             -  $             -
                                                                            ---------------------------------------------------
     Ending Principal Balance of the Class B Notes                           16,036,250.69     $ 16,036,250.69  $ 16,036,250.69
                                                                            ===================================================

     Interest Paid Per $1,000         Original Face $17,010,000                  1.6652706           1.8158821        1.7681879
     Principal Paid Per $1,000      Original Face $17,010,000                    0.0000000           0.0000000        0.0000000
     Ending Principal                         Balance Factor                     0.9427543           0.9427543        0.9427543

                                                                            ---------------------------------------------------

                                                                              Sept Report         Oct Report        Nov Report
                                                                              for August        for September      for October
                                                                               Activity            Activity          Activity
                                                                            ---------------------------------------------------
VI.  CLASS C-1 NOTE PRINCIPAL BALANCE          CUSIP 23335NAH0
                                                                            ---------------------------------------------------
     Beginning Principal Balance of the Class C Notes                       $ 5,411,409.69      $ 5,411,409.69   $ 5,411,409.69
                                                                            ===================================================
     Class C1 Overdue Interest, If Any                                      $            -      $            -   $            -
     Class C1 Monthly Interest                                              $    13,094.11      $    13,564.60   $    12,716.81
     Class C1 Overdue Principal, If Any                                     $            -      $            -   $            -
     Class C1 Monthly Principal                                             $            -      $            -   $            -
                                                                            ---------------------------------------------------
     Ending Principal Balance of the Class C1 Notes                         $ 5,411,409.69      $ 5,411,409.69   $ 5,411,409.69
                                                                            ===================================================

     Interest Paid Per $1,000         Original Face $5,740,000                   2.2812035           2.3631708        2.2154726
     Principal Paid Per $1,000      Original Face $5,740,000                     0.0000000           0.0000000        0.0000000
     Ending Principal                         Balance Factor                     0.9427543           0.9427543        0.9427543



VI.  CLASS C-2 NOTE PRINCIPAL BALANCE           CUSIP 23335NAJ6
     Beginning Principal Balance of the Class C Notes                       $ 8,484,788.72      $ 8,484,788.72   $ 8,484,788.72

     Class C2 Overdue Interest, If Any                                      $            -      $            -   $            -
     Class C2 Monthly Interest                                              $    25,595.78         $ 25,595.78   $    25,595.78
     Class C2 Overdue Principal, If Any                                     $            -      $            -   $            -
     Class C2 Monthly Principal                                             $            -      $            -   $            -
                                                                            ---------------------------------------------------
     Ending Principal Balance of the Class C2 Notes                         $ 8,484,788.72      $ 8,484,788.72   $ 8,484,788.72
                                                                            ===================================================

     Interest Paid Per $1,000         Original Face $9,000,000                   2.8439755           2.8439755        2.8439755
     Principal Paid Per $1,000      Original Face $9,000,000                     0.0000000           0.0000000        0.0000000
     Ending Principal                         Balance Factor                     0.9427543           0.9427543        0.9427543


                                                                            ---------------------------------------------------

                                                                               Dec Report        Jan Report         Feb Report
                                                                              for November      for December       for January
                                                                                Activity          Activity           Activity
                                                                            ---------------------------------------------------
VI.  CLASS C-1 NOTE PRINCIPAL BALANCE          CUSIP 23335NAH0
                                                                            ---------------------------------------------------
     Beginning Principal Balance of the Class C Notes                       $ 5,411,409.69      $ 5,411,409.69   $ 5,411,409.69
                                                                            ===================================================
     Class C1 Overdue Interest, If Any                                      $            -      $            -   $            -
     Class C1 Monthly Interest                                              $    12,292.92      $    13,367.87   $    13,094.11
     Class C1 Overdue Principal, If Any                                     $            -      $            -   $            -
     Class C1 Monthly Principal                                             $            -      $            -   $            -
                                                                            ---------------------------------------------------
     Ending Principal Balance of the Class C1 Notes                         $ 5,411,409.69      $ 5,411,409.69   $ 5,411,409.69
                                                                            ===================================================

     Interest Paid Per $1,000         Original Face $5,740,000                   2.1416235           2.3288977        2.2812035
     Principal Paid Per $1,000      Original Face $5,740,000                     0.0000000           0.0000000        0.0000000
     Ending Principal                         Balance Factor                     0.9427543           0.9427543        0.9427543


VI.  CLASS C-2 NOTE PRINCIPAL BALANCE           CUSIP 23335NAJ6
     Beginning Principal Balance of the Class C Notes                       $ 8,484,788.72     $ 8,484,788.72      $ 8,484,788.72

     Class C2 Overdue Interest, If Any                                      $            -     $            -      $            -
     Class C2 Monthly Interest                                              $    25,595.78     $    25,595.78      $    25,595.78
     Class C2 Overdue Principal, If Any                                     $            -     $            -      $            -
     Class C2 Monthly Principal                                             $            -     $            -      $            -
                                                                            -----------------------------------------------------
     Ending Principal Balance of the Class C2 Notes                         $ 8,484,788.72     $ 8,484,788.72      $ 8,484,788.72
                                                                            =====================================================

     Interest Paid Per $1,000         Original Face $9,000,000                   2.8439755          2.8439755           2.8439755
     Principal Paid Per $1,000      Original Face $9,000,000                     0.0000000          0.0000000           0.0000000
     Ending Principal                         Balance Factor                     0.9427543          0.9427543           0.9427543

                                                                            -----------------------------------------------------

                                                                               Sept Report         Oct Report         Nov Report
                                                                               for August        for September       for October
                                                                                Activity            Activity           Activity
                                                                            -----------------------------------------------------
VII.  CLASS D-1 NOTE PRINCIPAL BALANCE          CUSIP 23335NAK3
     Beginning Principal Balance of the Class D1 Notes                      $ 5,977,062.28     $ 5,977,062.28      $ 5,977,062.28

     Class D1 Overdue Interest, If Any                                      $            -     $            -      $            -
     Class D1 Monthly Interest                                              $    15,749.56     $    15,801.03      $    15,801.03
     Class D1 Overdue Principal, If Any                                     $            -     $            -      $            -
     Class D1 Monthly Principal                                             $            -     $            -      $            -
                                                                            -----------------------------------------------------
     Ending Principal Balance of the Class D1 Notes                         $ 5,977,062.28     $ 5,977,062.28      $ 5,977,062.28
                                                                            =====================================================

    Interest Paid Per $1,000        Original Face $6,340,000                     2.4841576          2.4922758           2.4922758
    Principal Paid Per $1,000       Original Face $6,340,000                     0.0000000          0.0000000           0.0000000
    Ending Principal                     Balance Factor                          0.9427543          0.9427543           0.9427543

                                                                            -----------------------------------------------------

                                                                               Dec Report          Jan Report         Feb Report
                                                                              for November        for December       for January
                                                                                Activity            Activity           Activity
                                                                            -----------------------------------------------------
VII.  CLASS D-1 NOTE PRINCIPAL BALANCE         CUSIP 23335NAK3
     Beginning Principal Balance of the Class D1 Notes                      $ 5,977,062.28     $ 5,977,062.28      $ 5,977,062.28
                                                                            ==============     ==============      ==============
     Class D1 Overdue Interest, If Any                                      $            -     $            -      $            -
     Class D1 Monthly Interest                                              $    15,801.03     $    16,051.94      $    15,749.56
     Class D1 Overdue Principal, If Any                                     $            -     $            -      $            -
     Class D1 Monthly Principal                                             $            -     $            -      $            -
                                                                            -----------------------------------------------------
     Ending Principal Balance of the Class D1 Notes                         $ 5,977,062.28     $ 5,977,062.28      $ 5,977,062.28
                                                                            =====================================================

     Interest Paid Per $1,000        Original Face $6,340,000                   2.4922758          2.5318518            2.4841576
     Principal Paid Per $1,000       Original Face $6,340,000                   0.0000000          0.0000000            0.0000000
     Ending Principal                     Balance Factor                        0.9427543          0.9427543            0.9427543


VII.  CLASS D-2 NOTE PRINCIPAL BALANCE                           CUSIP 23335NAL1

                                                       -------------------------------------------------------------

                                                        Sept Report      Oct Report       Nov Report    Dec Report
                                                         for August    for September     for October   for November
                                                          Activity        Activity        Activity       Activity
                                                       -------------------------------------------------------------
Beginning Principal Balance of the Class D2 Notes      $4,713,771.52   $4,713,771.52   $4,713,771.52   $4,713,771.52

Class D2 Overdue Interest, If Any                      $          --   $          --   $          --   $          --
Class D2 Monthly Interest                              $   15,162.63   $   15,162.63   $   15,162.63   $   15,162.63
Class D2 Overdue Principal, If Any                     $          --   $          --   $          --   $          --
Class D2 Monthly Principal                             $          --   $          --   $          --   $          --
                                                       -------------------------------------------------------------

                                                       -------------------------------------------------------------
Ending Principal Balance of the Class D2 Notes         $4,713,771.52   $4,713,771.52   $4,713,771.52   $4,713,771.52
                                                       =============================================================


----------------------------------------------------
Interest Paid Per $1,000    Original Face $5,000,000       3.0325263       3.0325263       3.0325263       3.0325263
Principal Paid Per $1,000   Original Face $5,000,000       0.0000000       0.0000000       0.0000000       0.0000000
Ending Principal                 Balance Factor            0.9427543       0.9427543       0.9427543       0.9427543
---------------------------------------------------

                                                      ------------------------------

                                                       Jan Report       Feb Report
                                                      for December     for January
                                                        Activity        Activity
                                                      ------------------------------
Beginning Principal Balance of the Class D2 Notes      $4,713,771.52   $4,713,771.52

Class D2 Overdue Interest, If Any                      $          --   $          --
Class D2 Monthly Interest                              $   15,162.63   $   15,162.63
Class D2 Overdue Principal, If Any                     $          --   $          --
Class D2 Monthly Principal                             $          --   $          --
                                                       -----------------------------

                                                       -----------------------------
Ending Principal Balance of the Class D2 Notes         $4,713,771.52   $4,713,771.52
                                                       =============================
----------------------------------------------------
Interest Paid Per $1,000    Original Face $5,000,000       3.0325263       3.0325263
Principal Paid Per $1,000   Original Face $5,000,000       0.0000000       0.0000000
Ending Principal                 Balance Factor            0.9427543       0.9427543
----------------------------------------------------

                       DVI Receivables XIX, L.L.C. 2003-1
                                SERVICER REPORT
                     For the Payment Date February 27, 2004


VIII.  CLASS E-1 NOTE PRINCIPAL BALANCE                          CUSIP 23335NAM9

                                                       -------------------------------------------------------------

                                                        Sept Report      Oct Report       Nov Report      Dec Report
                                                         for August    for September     for October     for November
                                                          Activity        Activity        Activity         Activity
                                                       -------------------------------------------------------------
Beginning Principal Balance of the Class E1 Notes      $8,805,325.20   $8,805,325.20   $8,805,325.20   $8,805,325.20

Class E1 Overdue Interest, If Any                      $          --   $          --   $          --   $          --
Class E1 Monthly Interest                              $   59,509.32   $   65,538.52   $   61,566.34   $   59,580.25
Class E1 Overdue Principal, If Any                     $          --   $          --   $          --   $          --
Class E1 Monthly Principal                             $          --   $          --   $          --   $          --
                                                       -------------------------------------------------------------

                                                       -------------------------------------------------------------
Ending Principal Balance of the Class E1 Notes         $8,805,325.20   $8,805,325.20   $8,805,325.20   $8,805,325.20
                                                       =============================================================

---------------------------------------------------
Interest Paid Per $1,000   Original Face $9,340,000        6.3714478       7.0169722       6.5916853       6.3790418
Principal Paid Per $1,000  Original Face $9,340,000        0.0000000       0.0000000       0.0000000       0.0000000
Ending Principal               Balance Factor              0.9427543       0.9427543       0.9427543       0.9427543
---------------------------------------------------

                                                      -----------------------------

                                                       Jan Report       Feb Report
                                                      for December     for January
                                                        Activity        Activity
                                                      -----------------------------
Beginning Principal Balance of the Class E1 Notes      $8,805,325.20   $8,805,325.20

Class E1 Overdue Interest, If Any                      $          --   $          --
Class E1 Monthly Interest                              $   63,922.07   $   63,476.61
Class E1 Overdue Principal, If Any                     $          --   $          --
Class E1 Monthly Principal                             $          --   $          --
                                                       -----------------------------

                                                       -----------------------------
Ending Principal Balance of the Class E1 Notes         $8,805,325.20   $8,805,325.20
                                                       =============================
---------------------------------------------------
Interest Paid Per $1,000   Original Face $9,340,000        6.8439048       6.7962106
Principal Paid Per $1,000  Original Face $9,340,000        0.0000000       0.0000000
Ending Principal               Balance Factor              0.9427543       0.9427543
---------------------------------------------------


VIII.  CLASS E-2 NOTE PRINCIPAL BALANCE                          CUSIP 23335NAN7

                                                       -------------------------------------------------------------

                                                        Sept Report     Oct Report       Nov Report      Dec Report
                                                        for August     for September    for October     for November
                                                         Activity        Activity        Activity        Activity
                                                       -------------------------------------------------------------
Beginning Principal Balance of the Class E2 Notes      $1,885,508.61   $1,885,508.61   $1,885,508.61   $1,885,508.61

Class E2 Overdue Interest, If Any                      $          --   $          --   $          --   $          --
Class E2 Monthly Interest                              $   14,172.74   $   14,172.74   $   14,172.74   $   14,172.74
Class E2 Overdue Principal, If Any                     $          --   $          --   $          --   $          --
Class E2 Monthly Principal                             $          --   $          --   $          --   $          --
                                                       -------------------------------------------------------------
Ending Principal Balance of the Class E2 Notes         $1,885,508.61   $1,885,508.61   $1,885,508.61   $1,885,508.61
                                                       =============================================================
---------------------------------------------------
Interest Paid Per $1,000   Original Face $2,000,000        7.0863699       7.0863699       7.0863699       7.0863699
Principal Paid Per $1,000  Original Face $2,000,000        0.0000000       0.0000000       0.0000000       0.0000000
Ending Principal               Balance Factor              0.9427543       0.9427543       0.9427543       0.9427543
---------------------------------------------------

                                                      ------------------------------

                                                       Jan Report       Feb Report
                                                      for December     for January
                                                        Activity        Activity
                                                      ------------------------------
Beginning Principal Balance of the Class E2 Notes      $1,885,508.61   $1,885,508.61

Class E2 Overdue Interest, If Any                      $          --   $          --
Class E2 Monthly Interest                              $   14,172.74   $   14,172.74
Class E2 Overdue Principal, If Any                     $          --   $          --
Class E2 Monthly Principal                             $          --   $          --
                                                       -----------------------------
Ending Principal Balance of the Class E2 Notes         $1,885,508.61   $1,885,508.61
                                                       =============================

---------------------------------------------------
Interest Paid Per $1,000   Original Face $2,000,000        7.0863699       7.0863699
Principal Paid Per $1,000  Original Face $2,000,000        0.0000000       0.0000000
Ending Principal               Balance Factor              0.9427543       0.9427543
---------------------------------------------------


IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE


                                                       -----------------------------------------------------------------

                                                        Sept Report       Oct Report       Nov Report       Dec Report
                                                        for August       for September    for October      for November
                                                         Activity          Activity        Activity         Activity
                                                       -----------------------------------------------------------------
Beginning Residual Principal Balance                   $13,619,762.28   $13,619,762.28   $13,619,762.28   $13,619,762.28

Residual Interest                                      $           --   $           --   $           --   $           --
Residual Principal                                     $           --   $           --   $           --   $           --
                                                       -----------------------------------------------------------------

                                                       -----------------------------------------------------------------
Ending Residual Principal Balance                      $13,619,762.28   $13,619,762.28   $13,619,762.28   $13,619,762.28
                                                       =================================================================

                                                      --------------------------------

                                                       Jan Report       Feb Report
                                                      for December     for January
                                                        Activity        Activity
                                                      --------------------------------
Beginning Residual Principal Balance                   $13,619,762.28   $13,619,762.28

Residual Interest                                      $           --   $           --
Residual Principal                                     $           --   $           --
                                                       -------------------------------

                                                       -------------------------------
Ending Residual Principal Balance                      $13,619,762.28   $13,619,762.28
                                                       ===============================

X. PAYMENT TO SERVICER

                                                       -----------------------------------------------------------------

                                                        Sept Report       Oct Report       Nov Report       Dec Report
                                                        for August       for September    for October      for November
                                                         Activity          Activity        Activity         Activity
                                                       -----------------------------------------------------------------
 -Collection period Servicer Fee                       $267,805.14      $263,140.38      $256,542.13      $249,812.05
 -Servicer Advance Reimbursement                       $        --      $        --      $        --      $        --
 -Less Netting Amount                                  $        --      $        --      $        --      $        --
 -Tax, Maintenance, Late Charges, Bank Interest,
    and other amounts                                  $220,424.62      $131,372.21      $179,043.33      $149,236.63
                                                       --------------------------------------------------------------
Total amounts due to Servicer                          $488,229.76      $394,512.59      $435,585.46      $399,048.68
                                                       ==============================================================

                                                      -----------------------------------------------
                                                                                         Aggregate
                                                       Jan Report       Feb Report        Amounts
                                                      for December     for January     of Sept - Feb
                                                        Activity        Activity          Reports
                                                      -----------------------------------------------
 -Collection period Servicer Fee                       $244,292.11     $  227,091.05    $1,508,682.86
 -Servicer Advance Reimbursement                                       $3,605,818.03    $3,605,818.03
 -Less Netting Amount                                                  $ (422,798.66)   $ (422,798.66
 -Tax, Maintenance, Late Charges, Bank Interest,
    and other amounts                                  $163,078.22     $  132,268.75    $  975,423.76
                                                       ----------------------------------------------
Total amounts due to Servicer                          $407,370.33     $3,542,379.17    $5,667,125.99
                                                       ==============================================

                                                           --------------------------------------------------------------

                                                              Sept Report           Oct Report             Nov Report
                                                               for August          for September           for October
                                                                Activity             Activity               Activity
                                                           --------------------------------------------------------------

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL A
     Aggregate Discounted Contract Balance,
       as defined in Indenture Agreement, at the
       beginning of the related Collection Period          $   348,284,893.49    $   347,261,558.69    $   343,670,210.09

     Aggregate Discounted Contract Balance of
      Additional Contracts acquired during
      Collection Period                                    $               --    $               --    $               --

     Decline in Aggregate Discounted Contract
      Balance                                              $     1,023,334.80    $     3,591,348.61    $     4,226,055.57
                                                           --------------------------------------------------------------

     Aggregate Discounted Contract Balance, as
      defined in Indenture Agreement, at the
      ending of the related Collection Period              $   347,261,558.69    $   343,670,210.09    $   339,444,154.52
                                                           ==============================================================


     Components of Decline in Aggregate
      Discounted Contract Balance:
       - Principal portion of Contract Payments
          and Servicer Advances                            $       971,207.15    $     3,420,467.12    $     3,970,539.05
       - Principal portion of Prepayment Amounts           $        11,205.93    $        91,262.74    $       220,799.31
       - Principal portion of Contracts repurchased
          under Indenture Agreement Section 4.02           $               --    $               --    $               --
       - Aggregate Discounted Contract Balance of
          Contracts that have become Defaulted Contracts
           during the Collection Period                    $        40,921.72    $        79,618.75    $        34,717.21
       - Aggregate Discounted Contract Balance of
          Substitute Contracts added during Collection
           Period                                          $               --    $               --    $               --
       - Aggregate Discounted Contract Balance of
          Predecessor Contracts withdrawn during
           Collection Period                               $               --    $               --    $               --
                                                           --------------------------------------------------------------
       Total Decline in Aggregate Discounted
        Contract Balance                                   $     1,023,334.80    $     3,591,348.61    $     4,226,055.57
                                                           ==============================================================


POOL B
     Aggregate Discounted Contract Balance,
       as defined in Indenture Agreement, at the
       beginning of the related Collection Period          $    80,203,327.44    $    80,507,141.37    $    76,791,191.63

     Aggregate Discounted Contract Balance of
      Additional Contracts acquired during
       Collection Period                                   $               --    $               --    $               --

     Decline in Aggregate Discounted Contract
      Balance                                              $      (303,813.93)   $     3,715,949.74    $     5,003,431.79
                                                           --------------------------------------------------------------
     Aggregate Discounted Contract Balance, as
      defined in Indenture Agreement, at the
       ending of the related Collection Period             $    80,507,141.37    $    76,791,191.63    $    71,787,759.84
                                                           ==============================================================

     Components of Decline in Aggregate Discounted
      Contract Balance:
       - Principal portion of Contract Payments
          and Servicer Advances                            $      (307,150.71)   $     1,561,328.80    $     1,810,723.23
       - Principal portion of Prepayment Amounts           $               --    $        26,067.72    $       145,994.65
       - Principal portion of Contracts repurchased
          under Indenture Agreement Section 4.02           $               --    $               --    $               --
       - Aggregate Discounted Contract Balance of
          Contracts that have become Defaulted
            Contracts during the Collection Period         $         3,336.78    $     2,128,553.22    $     3,046,713.91
       - Aggregate Discounted Contract Balance of
          Substitute Contracts added during
           Collection Period                               $               --    $               --    $               --
       - Aggregate Discounted Contract Balance of
          Predecessor Contracts withdrawn during
           Collection Period                               $               --    $               --    $               --
                                                           --------------------------------------------------------------
       Total Decline in Aggregate Discounted
        Contract Balance                                   $      (303,813.93)   $     3,715,949.74    $     5,003,431.79
                                                           ==============================================================

                                                           --------------------------------------------------------------
     AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE
         END OF THE RELATED COLLECTION PERIOD              $   427,768,700.06    $   420,461,401.72    $   411,231,914.36
                                                           ==============================================================




                                                           --------------------------------------------------------------

                                                               Dec Report           Jan Report              Feb Report
                                                              for November         for December            for January
                                                                Activity             Activity               Activity
                                                           --------------------------------------------------------------
XI. AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL A
     Aggregate Discounted Contract Balance,
       as defined in Indenture Agreement, at the
       beginning of the related Collection Period          $   339,444,154.52    $   334,674,327.48    $   316,382,921.45

     Aggregate Discounted Contract Balance of
      Additional Contracts acquired during
      Collection Period                                    $               --    $               --    $               --

     Decline in Aggregate Discounted Contract
      Balance                                              $     4,769,827.04    $    18,291,406.03    $    43,629,075.73
                                                           --------------------------------------------------------------
     Aggregate Discounted Contract Balance, as
      defined in Indenture Agreement, at the
      ending of the related Collection Period              $   334,674,327.48    $   316,382,921.45    $   272,753,845.72
                                                           ==============================================================

     Components of Decline in Aggregate
      Discounted Contract Balance:
       - Principal portion of Contract Payments
          and Servicer Advances                            $     3,562,710.42    $       589,121.47    $       738,385.31
       - Principal portion of Prepayment Amounts           $        28,681.85    $       106,615.42    $       579,745.54
       - Principal portion of Contracts repurchased
          under Indenture Agreement Section 4.02           $               --    $               --    $               --
       - Aggregate Discounted Contract Balance of
          Contracts that have become Defaulted Contract
           during the Collection Period                    $     1,178,434.77    $    17,595,669.14    $    42,310,944.88
       - Aggregate Discounted Contract Balance of
          Substitute Contracts added during Collection
           Period                                          $               --    $               --    $               --
       - Aggregate Discounted Contract Balance of
          Predecessor Contracts withdrawn during
           Collection Period                               $               --    $               --    $               --
                                                           --------------------------------------------------------------
       Total Decline in Aggregate Discounted
        Contract Balance                                   $     4,769,827.04    $    18,291,406.03    $    43,629,075.73
                                                           ==============================================================

POOL B
     Aggregate Discounted Contract Balance,
       as defined in Indenture Agreement, at the
       beginning of the related Collection Period          $    71,787,759.84    $    70,521,737.68    $    60,236,332.49

     Aggregate Discounted Contract Balance of
      Additional Contracts acquired during
       Collection Period                                   $               --    $               --    $               --

     Decline in Aggregate Discounted Contract
      Balance                                              $     1,266,022.16    $    10,285,405.18    $     7,924,744.08
                                                           --------------------------------------------------------------
     Aggregate Discounted Contract Balance, as
      defined in Indenture Agreement, at the
       ending of the related Collection Period             $    70,521,737.68    $    60,236,332.49    $    52,311,588.41
                                                           ==============================================================

     Components of Decline in Aggregate Discounted
      Contract Balance:
       - Principal portion of Contract Payments
          and Servicer Advances                            $     1,247,731.98    $     1,678,118.65    $      (197,508.42)
       - Principal portion of Prepayment Amounts           $        18,290.18    $       103,003.18    $         9,328.43
       - Principal portion of Contracts repurchased
          under Indenture Agreement Section 4.02           $               --    $               --    $               --
       - Aggregate Discounted Contract Balance of
          Contracts that have become Defaulted
            Contracts during the Collection Period         $               --    $     8,504,283.35    $     8,112,924.07
       - Aggregate Discounted Contract Balance of
          Substitute Contracts added during
           Collection Period                               $               --    $               --    $               --
       - Aggregate Discounted Contract Balance of
          Predecessor Contracts withdrawn during
           Collection Period                               $               --    $               --    $               --
                                                           --------------------------------------------------------------
       Total Decline in Aggregate Discounted
        Contract Balance                                   $     1,266,022.16    $    10,285,405.18    $     7,924,744.08
                                                           ==============================================================

                                                           --------------------------------------------------------------
     AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE
         END OF THE RELATED COLLECTION PERIOD              $   405,196,065.15    $   376,619,253.94    $   325,065,434.14
                                                           ==============================================================

                                                    --------------------------------------------------------------------------

                                                       Sept Report         Oct Report         Nov Report         Dec Report
                                                       for August        for September       for October        for November
                                                        Activity            Activity           Activity           Activity
                                                    --------------------------------------------------------------------------
XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

Lease #
----------------------------------------------
(See EXHIBIT A)
       Pool A Total Discounted Present Value        $     40,921.72     $    120,540.47     $    155,257.68   $  1,333,692.45
       Pool B Total Discounted Present Value        $      3,336.78     $  2,131,890.00     $  5,178,603.91   $  5,178,603.91

      a)  Discounted Contract Balances of
          all Defaulted Contracts                   $     44,258.50     $  2,252,430.47     $  5,333,861.59   $  6,512,296.36
      b)  ADCB at Closing Date                      $453,679,762.28     $453,679,762.28     $453,679,762.28   $453,679,762.28
      c)  (Cannot Exceed 6% over the Life
          of the Pool)                                         0.01%               0.50%               1.18%             1.44%

                                                  ------------------------------------

                                                    Jan Report          Feb Report
                                                   for December        for January
                                                     Activity            Activity
                                                  ------------------------------------
XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

Lease #
----------------------------------------------
(See EXHIBIT A)
       Pool A Total Discounted Present Value      $  18,929,361.59   $ 61,240,306.47
       Pool B Total Discounted Present Value      $  13,682,887.26   $ 21,795,811.33

      a)  Discounted Contract Balances of
          all Defaulted Contracts                 $  32,612,248.85   $ 83,036,117.80
      b)  ADCB at Closing Date                    $ 453,679,762.28   $453,679,762.28
      c)  (Cannot Exceed 6% over the Life
          of the Pool)                                        7.19%            18.30%


    * The amount used as the Discounted Contract Balance is computed immediately prior to the time the Contract became a Defaulted Contract in accordance with the definition of Discounted Contract Balance, and pursuant to that definition does not include amounts that were previously advanced as Servicer Advances. Servicer Advances in the amount of $3,605,818.03 have been reimbursed to DVI Financial Services, Inc. in accordance with the terms of the Settlement Agreement.



                                                  --------------------------------------------------------------------------

                                                     Sept Report         Oct Report         Nov Report         Dec Report
                                                     for August        for September       for October        for November
                                                      Activity            Activity           Activity           Activity
                                                  --------------------------------------------------------------------------
XIII. CUMULATIVE DETAIL OF DELINQUENT
CONTRACTS REPURCHASED
       Pool A
       Repurchases                                $              -    $              -   $              -   $              -
       Substitutions                              $              -    $              -   $              -   $              -

       Pool B
       Repurchases                                $              -    $              -                  -   $              -
       Substitutions                              $              -    $              -   $              -   $              -

                                                  ----------------------------------------------------------------------------
       Total                                      $              -    $              -   $              -   $              -

      a)  Discounted Contract Balances of
          all Delinquent Contracts Repurchased    $              -    $              -   $              -   $              -
      b)  ADCB at Closing Date                    $ 453,679,762.28    $ 453,679,762.28   $ 453,679,762.28   $ 453,679,762.28
      c)  (Cannot Exceed 15% over the Life
          of the Pool)                                        0.00%               0.00%              0.00%              0.00%

                                                  ------------------------------------

                                                    Jan Report          Feb Report
                                                   for December        for January
                                                     Activity            Activity
                                                  ------------------------------------
XIII. CUMULATIVE DETAIL OF DELINQUENT
CONTRACTS REPURCHASED
       Pool A
       Repurchases                                $              -    $              -
       Substitutions                              $              -    $              -

       Pool B
       Repurchases                                $              -    $              -
       Substitutions                              $              -    $              -

                                                  -------------------------------------
       Total                                      $              -    $              -

      a)  Discounted Contract Balances of
          all Delinquent Contracts Repurchased
      b)  ADCB at Closing Date                    $ 453,679,762.28    $ 453,679,762.28
      c)  (Cannot Exceed 15% over the Life
          of the Pool)                                        0.00%               0.00%




XIV.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-PREPAYMENTS (POOL A)

                                                                                                  Predecessor
                                                  Discounted          Predecessor                 Discounted
     Lease #                                      Present Value       Lease #                     Present Value
---------------------------------------------------------------       -----------------------------------------
     NONE

                                        Totals:   $       --                                      $             --

     a) Discounted Contract Balances of All Prepaid Contracts                                     $             --
     b) ADCB of Pool A at Closing Date                                                            $ 361,027,812.46
     c) (Cannot Exceed 10% Over the Life of the Pool)                                                         0.00%

     Data for Current Reporting Period Substitutions
     --------------------------------------------------------------
     a) Total Discounted Contract Balance of Predecessor Receivables  $       --
     b) Total Discounted Contract Balance of Substitute Receivables   $       --
     c) If (a) > (b), amount to be deposited in Collection Account
        per Contribution & Servicing Agreement 7.02                   $       --

     Changes in any of the above detail during the related
     Collection Period (August to January)                            YES                         NO        X
                                                                      ============================================




CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-PREPAYMENTS (POOL B)
                                                                                                  Predecessor
                                                  Discounted          Predecessor                 Discounted
     Lease #                                      Present Value       Lease #                     Present Value
---------------------------------------------------------------       -----------------------------------------
     NONE

                                        Totals:    $      --                                       $            --

     a) Discounted Contract Balances of All Prepaid Contracts                                      $            --
     b) ADCB of Pool B at Closing Date                                                             $ 92,651,949.82
     c) (Cannot Exceed 10% Over the Life of the Pool Unless Rating Agency Approves)                           0.00%

     Data for Current Reporting Period Substitutions
     -------------------------------------------------------------
     a) Total Discounted Contract Balance of Predecessor Receivables    $      --
     b) Total Discounted Contract Balance of Substitute Receivables     $      --
     c) If (a) > (b), amount to be deposited in Collection Account
        per Contribution & Servicing Agreement 7.02                     $      --

     Changes in any of the above detail during the related
     Collection Period (August to January)                            YES                           NO       X
                                                                      ============================================

XV.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-NON-PERFORMING (POOL A)
                                                                                                  Predecessor
                                                  Discounted          Predecessor                 Discounted
     Lease #                                      Present Value       Lease #                     Present Value
---------------------------------------------------------------       -----------------------------------------
     NONE

                                        Totals:    $      --                                       $             --
     a) Discounted Contract Balances of All Non-Performing Contracts                               $             --
     b) ADCB of Pool A at Closing Date                                                             $ 361,027,812.46
     c) (Cannot Exceed 10% Over the Life of the Pool)                                                         0.00%

     Data for Current Reporting Period Substitutions
     ------------------------------------------------------------
     a) Total Discounted Contract Balance of Predecessor Receivables    $             --
     b) Total Discounted Contract Balance of Substitute Receivables     $             --
     c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
  Agreement 7.02                                                        $        --

Changes in any of the above detail during the related Collection
Period (August to January)                                              YES                        NO          X
                                                                      =============================================

CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS -GENERAL RIGHTS (POOL B)

                                                                                                                     Predecessor
                                                                     Discounted                Predecessor           Discounted
Lease #                                                           Present Value                Lease #               Present Value
-------------------------------------------------------------------------------------          -------------------------------------
NONE

                                                      Totals:     $       --                                         $         --

a) Discounted Contract Balances of all Contracts Substituted                                                         $         --
b) ADCB of Pool B at Closing Date                                                                                    $92,651,949.82
c) (Cannot Exceed 10% Over the Life of the Pool)                                                                               0.00%

Data for Current Reporting Period Substitutions

a) Total Discounted Contract Balance of Predecessor Receivables                                $       --
b) Total Discounted Contract Balance of Substitute Receivables                                 $       --
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
  Agreement 7.02                                                                               $       --

Changes in any of the above detail during the related Collection Period (August to January)    YES                   NO           X
                                                                                               ====================================

                       DVI Receivables XIX, L.L.C. 2003-1
                                SERVICER REPORT
                     For the Payment Date February 27, 2004

XVI.  POOL PERFORMING MEASUREMENTS                                         Sept Report           Oct Report         Nov Report
                                                                           for August          for September        for October
1         Aggregate Discounted Contract Balance                             Activity             Activity             Activity
                                                                        ------------------------------------------------------------
     Contracts Delinquent > 90 days

      - This Month:                                                     $    5,846,251.12    $   27,675,707.58    $   52,637,965.39
      -1 Month Prior:                                                   $    4,847,863.07    $    5,846,251.12    $   27,675,707.58
      -2 Months Prior:                                                  $    2,091,458.22    $    4,847,863.07    $    5,846,251.12
                                                                        ------------------------------------------------------------
      Total                                                             $   12,785,572.41    $   38,369,821.77    $   86,159,924.09

     a) 3 Month Average:                                                $    4,261,857.47    $   12,789,940.59    $   28,719,974.70

      Total Outstanding Contracts

      - This Month:                                                     $  427,768,700.05    $  420,461,401.72    $  411,231,914.36
      -1 Month Prior:                                                   $  428,488,220.93    $  427,768,700.05    $  420,461,401.72
      -2 Months Prior:                                                  $  436,091,841.65    $  428,488,220.93    $  427,768,700.05
                                                                        ------------------------------------------------------------
      Total                                                             $1,292,348,762.63    $1,276,718,322.70    $1,259,462,016.13

     b) 3 Month Average:                                                $  430,782,920.88    $  425,572,774.23    $  419,820,672.04
     c) a/b                                                                          0.99%                3.01%                6.84%

2.  Does a Delinquency Condition Exist (1c > 6%)?                               NO                   NO                   YES
                                                                        -----------------    -----------------    -----------------

3.  Restricting Event Check
     A.  A Delinquency Condition Exists for Current Period?                     NO                   NO                   YES
                                                                        -----------------    -----------------    -----------------

     B.  An Indenture Event of Default has occurred and is then
         Continuing? *                                                         YES                  YES                   YES
                                                                        -----------------    -----------------    -----------------

4.  Has a Servicer Event of Default Occurred? *                                YES                  YES                   YES
                                                                        -----------------    -----------------    -----------------

5.  Amortization Event Check
     A.  Is 1c > 8%?                                                            NO                   NO                    NO
                                                                        -----------------    -----------------    -----------------

     B.  Bankruptcy, Insolvency, Reorganization, Default, Violation of
         any Covenant or Obligation not Remedied within 90 days?               YES                  YES                   YES
                                                                        -----------------    -----------------    -----------------
     C.  As of any Determination Date, the sum of all Defaulted
         Contracts since the Closing Date exceeds 6% of the ADCB on
         the Closing Date?                                                      NO                   NO                    NO
                                                                        -----------------    -----------------    -----------------
                                                                        $  453,679,762.28    $  453,679,762.28    $  453,679,762.28

6.  Aggregate Discounted Contract Balance at Closing Date

     Aggregate Discounted Contract Balances (A.D.C.B.) of Contracts listed as more than:

     A.D.C.B**

     30 Days Overdue                                                    $   47,775,374.56    $   69,169,998.84    $   41,991,090.65
     60 Days Overdue                                                    $   26,266,468.46    $   32,165,891.93    $   33,878,160.40
     90 Days Overdue                                                    $    1,335,099.27    $   25,456,697.70    $   30,613,599.73
     120 Days Overdue                                                   $    3,010,118.54    $    1,226,494.82    $   25,543,305.89
     150 Days Overdue                                                   $    2,160,193.02    $    3,031,580.36    $    1,570,454.95
     180 Days Overdue                                                   $              --    $              --    $              --
                                                                        ------------------------------------------------------------
                                                                        $   80,547,253.85    $  131,050,663.65    $  133,596,611.63

     A.D.C.B  at end of Collection Period                               $  427,768,700.05    $  420,461,401.72    $  411,231,914.36

     % OF TOTAL A.D.C.B

     30 Days Overdue                                                               11.169%              16.451%              10.211%
     60 Days Overdue                                                                6.140%               7.650%               8.238%
     90 Days Overdue                                                                0.312%               6.054%               7.444%
     120 Days Overdue                                                               0.704%               0.292%               6.211%
     150 Days Overdue                                                               0.505%               0.721%               0.382%
     180 Days Overdue                                                               0.000%               0.000%               0.000%

--------------------------------------------------------------------------------
*Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing Agreement events of default listed under Section XVI that occurred prior to February 24, 2004 are waived.

**Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include scheduled present value and unpaid balances.



XVI.  POOL PERFORMING MEASUREMENTS                                       Dec Report             Jan Report           Feb Report
                                                                        for November           for December         for January
1         Aggregate Discounted Contract Balance                           Activity               Activity             Activity
                                                                        -----------------------------------------------------------
     Contracts Delinquent > 90 days

      - This Month:                                                     $   78,507,414.59    $   71,466,598.78    $   48,728,386.59
      -1 Month Prior:                                                   $   52,637,965.39    $   78,507,414.59    $   71,466,598.78
      -2 Months Prior:                                                  $   27,675,707.58    $   52,637,965.39    $   78,507,414.59
                                                                        -----------------------------------------------------------
      Total                                                             $  158,821,087.56    $  202,611,978.76    $  198,702,399.96

     a) 3 Month Average:                                                $   52,940,362.52    $   67,537,326.25    $   66,234,133.32

      Total Outstanding Contracts

      - This Month:                                                     $  405,196,065.15    $  376,619,253.94    $  325,065,434.13
      -1 Month Prior:                                                   $  411,231,914.36    $  405,196,065.15    $  376,619,253.94
      -2 Months Prior:                                                  $  420,461,401.72    $  411,231,914.36    $  405,196,065.15
                                                                        -----------------------------------------------------------
      Total                                                             $1,236,889,381.22    $1,193,047,233.45    $1,106,880,753.22

     b) 3 Month Average:                                                $  412,296,460.41    $  397,682,411.15    $  368,960,251.07
     c) a/b                                                                         12.84%               16.98%               17.95%

2.  Does a Delinquency Condition Exist (1c > 6%)?                              YES                   YES                  YES
                                                                        -----------------    -----------------    -----------------

3.  Restricting Event Check
     A.  A Delinquency Condition Exists for Current Period?                    YES                   YES                  YES
                                                                        -----------------    -----------------    -----------------

     B.  An Indenture Event of Default has occurred and is then
         Continuing? *                                                         YES                   YES                  YES
                                                                        -----------------    -----------------    -----------------

4.  Has a Servicer Event of Default Occurred? *                                YES                   YES                  YES
                                                                        -----------------    -----------------    -----------------

5.  Amortization Event Check
     A.  Is 1c > 8%?                                                           YES                   YES                  YES
                                                                        -----------------    -----------------    -----------------

     B.  Bankruptcy, Insolvency, Reorganization, Default, Violation of
         any Covenant or Obligation not Remedied within 90 days?               YES                   YES                  YES
                                                                        -----------------    -----------------    -----------------
     C.  As of any Determination Date, the sum of all Defaulted
         Contracts since the Closing Date exceeds 6% of the ADCB on
         the Closing Date?                                                      NO                   YES                  YES
                                                                        -----------------    -----------------    -----------------

6.  Aggregate Discounted Contract Balance at Closing Date               $  453,679,762.28    $  453,679,762.28    $  453,679,762.28

     Aggregate Discounted Contract Balances (A.D.C.B.) of Contracts listed as more than:

     A.D.C.B**

     30 Days Overdue                                                    $   56,990,164.79    $   35,316,844.24    $   28,531,994.55
     60 Days Overdue                                                    $   13,186,599.81    $   23,790,183.74    $   18,697,507.02
     90 Days Overdue                                                    $   30,620,687.56    $   10,533,065.84    $   20,271,250.19
     120 Days Overdue                                                   $   29,799,303.60    $   30,021,148.25    $   10,334,353.12
     150 Days Overdue                                                   $   26,487,622.87    $   30,912,384.69    $   18,122,783.28
     180 Days Overdue                                                   $              --    $              --    $              --
                                                                        -----------------------------------------------------------
                                                                        $  157,084,378.64    $  130,573,626.76    $   95,957,888.16

     A.D.C.B at the end of Collection Period                            $  405,196,065.15    $  376,619,253.94    $  325,065,434.13

     % OF TOTAL A.D.C.B

     30 Days Overdue                                                               14.065%               9.377%               8.777%
     60 Days Overdue                                                                3.254%               6.317%               5.752%
     90 Days Overdue                                                                7.557%               2.797%               6.236%
     120 Days Overdue                                                               7.354%               7.971%               3.179%
     150 Days Overdue                                                               6.537%               8.208%               5.575%
     180 Days Overdue                                                               0.000%               0.000%               0.000%

--------------------------------------------------------------------------------
*Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing Agreement events of default listed under Section XVI that occurred prior to February 24, 2004 are waived.

**Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include scheduled present value and unpaid balances.

                       DVI Receivables XIX, L.L.C. 2003-1
                                SERVICER REPORT
                     For the Payment Date February 27, 2004


EXHIBIT # A - DETAIL ON DEFAULTED CONTRACTS*


                                                SCHEDULED
    DEFAULT MONTH    CONTRACT #     POOL     DEFAULT AMOUNT
    -------------   -----------    ------   ----------------
           Aug-03   7006253-001      A      $      40,921.72
           Aug-03   7005508-001      B      $       3,336.78
           Sep-03   7004897-001      A      $      52,158.43
           Sep-03   7007647-001      A      $      27,460.32
           Sep-03   0002923-001      B      $   1,574,733.27
           Sep-03   0003145-003      B      $     553,819.95
           Oct-03   7007167-001      A      $      17,614.95
           Oct-03   7007778-001      A      $      17,102.26
           Oct-03   0002922-003      B      $   1,490,109.96
           Oct-03   0003720-001      B      $   1,540,467.96
           Oct-03   2005714-001      B      $      16,135.99
           Nov-03   0003755-002      A      $     951,820.92
           Nov-03   0010357-001      A      $       4,833.19
           Nov-03   2014615-001      A      $      68,622.81
           Nov-03   7004314-002      A      $      26,204.59
           Nov-03   7004613-001      A      $      12,914.09
           Nov-03   7004879-003      A      $      58,996.46
           Nov-03   7005331-001      A      $      55,042.71
           Dec-03   0002987-007      A      $      47,840.96
           Dec-03   0003532-001      A      $   1,537,208.63
           Dec-03   0003532-002      A      $     399,453.66
           Dec-03   0003539-005      A      $     218,135.73
           Dec-03   0003571-001      A      $   1,946,765.07
           Dec-03   0003661-001      A      $   1,202,689.32
           Dec-03   0003712-001      A      $   1,077,296.32
           Dec-03   0003712-002      A      $      99,519.28
           Dec-03   0003753-001      A      $   3,427,623.57
           Dec-03   0003753-002      A      $   3,427,623.57
           Dec-03   0003755-001      A      $   3,499,094.59
           Dec-03   0003779-002      A      $     265,654.40
           Dec-03   0003779-003      A      $      23,319.40
           Dec-03   7005074-001      A      $      30,467.82
           Dec-03   7005395-001      A      $      81,316.58
           Dec-03   7005395-002      A      $      70,503.68
           Dec-03   7005597-001      A      $       7,552.90
           Dec-03   7005908-001      A      $      85,793.85
           Dec-03   7008244-001      A      $      59,255.94
           Dec-03   7008899-001      A      $      88,553.87
           Dec-03   110-562          B      $       1,067.37
           Dec-03   1809-902         B      $      53,527.98
           Dec-03   0002095-101      B      $     981,502.96
           Dec-03   0002337-101      B      $   1,048,357.53
           Dec-03   0003521-001      B      $   1,210,768.06
           Dec-03   0003693-001      B      $   2,595,359.00
           Dec-03   0003699-001      B      $   2,600,213.47
           Dec-03   2004116-005      B      $      13,486.98
           Jan-04   0002405-015      A      $      75,379.95
           Jan-04   0002534-004      A      $      18,129.35
           Jan-04   0002842-003      A      $      54,893.08
           Jan-04   0002967-007      A      $   3,930,151.91
           Jan-04   0002967-008      A      $   3,930,151.91
           Jan-04   0002968-003      A      $      54,893.08
           Jan-04   0002974-003      A      $      30,758.48
           Jan-04   0002987-004      A      $       5,944.66
           Jan-04   0003145-005      A      $      45,294.05
           Jan-04   0003193-002      A      $      54,893.08
           Jan-04   0003345-003      A      $      27,262.44
           Jan-04   0003345-004      A      $      54,893.08
           Jan-04   0003365-002      A      $   2,089,560.56
           Jan-04   0003372-003      A      $      54,893.08
           Jan-04   0003374-004      A      $      63,582.89
           Jan-04   0003692-001      A      $   2,848,635.36
           Jan-04   0003692-002      A      $     520,531.27
           Jan-04   0003692-003      A      $      96,199.46
           Jan-04   0003702-004      A      $     922,302.67
           Jan-04   0003718-004      A      $   1,512,304.75
           Jan-04   0003742-001      A      $   1,584,244.21
           Jan-04   0004430-004      A      $     142,118.08
           Jan-04   2021069-004      A      $      77,450.61
           Jan-04   7004838-001      A      $      16,459.94
           Jan-04   7005688-001      A      $      76,560.52
           Jan-04   7005688-002      A      $      30,431.93
           Jan-04   7006279-001      A      $      58,235.84
           Jan-04   7007003-001      A      $      45,450.51
           Jan-04   7007524-001      A      $      26,144.14
           Jan-04   7008117-001      A      $      20,376.60
           Jan-04   7008726-001      A      $      22,057.44
           Jan-04   0002972-014      A      $      41,109.22
           Jan-04   0002989-006      A      $   4,559,814.33
           Jan-04   0003014-004      A      $   1,992,058.39
           Jan-04   0003547-004      A      $     294,996.83
           Jan-04   0003608-001      A      $   1,423,650.03
           Jan-04   0003624-002      A      $   1,249,977.74
           Jan-04   0003638-001      A      $   2,226,456.01
           Jan-04   0003652-001      A      $   2,226,456.01
           Jan-04   0003733-001      A      $   2,333,828.03
           Jan-04   0003733-002      A      $   1,167,554.59
           Jan-04   0003739-002      A      $     119,152.78
           Jan-04   0003779-001      A      $   1,590,818.13
           Jan-04   0003795-001      A      $   2,556,777.61
           Jan-04   0003795-002      A      $     409,712.17
           Jan-04   0003820-001      A      $     435,020.89
           Jan-04   0003828-001      A      $     529,310.18
           Jan-04   0003828-002      A      $     141,200.28
           Jan-04   0004413-006      A      $     522,866.75
           Jan-04   0001242-006      B      $   2,110,813.34
           Jan-04   0002844-003      B      $   2,311,540.42
           Jan-04   0002933-101      B      $   1,860,868.34
           Jan-04   0003145-002      B      $     306,695.47
           Jan-04   0003145-004      B      $      35,190.43
           Jan-04   0003309-001      B      $     662,522.66
           Jan-04   0003330-003      B      $     517,354.83
           Jan-04   0003521-004      B      $      52,967.54
           Jan-04   9801261-501      B      $          77.47
           Jan-04   0001673-001      B      $      75,107.55
           Jan-04   0001759-001      B      $     179,786.01


* The amount used as the Discounted Contract Balance is computed immediately prior to the time the Contract became a Defaulted Contract in accordance with the definition of Discounted Contract Balance, and pursuant to that definition does not include amounts that were previously advanced as Servicer Advances. Servicer Advances in the amount of $3,605,818.03 have been reimbursed to DVI Financial Services, Inc. in accordance with the terms of the Settlement Agreement.

                       DVI Receivables XIX, L.L.C. 2003-1
                                SERVICER REPORT
                     For the Payment Date February 27, 2004



DVIFS and USBPS were each involved in the preparation of this report, and each reviewed the procedures undertaken and decisions made by the other entity in connection therewith. Each of DVIFS and USBPS relied solely on the trustee and its records as to reported disbursements. With respect to the Contract data provided, USBPS's figures are based on original data from DVIFS, with respect to which DVIFS has performed a cash reconciliation. Although USBPS has reviewed the procedures used in and results of this cash reconciliation, USBPS cannot warrant this data and accordingly disclaims any liability for the accuracy of this data. USBPS performed the calculations made in this report and prepared the actual reports. Although DVIFS reviewed these calculations and the related reports and believes them to be accurate, DVIFS cannot warrant the calculations. USBPS is responsible only for its own calculations. Notwithstanding the foregoing, to the best knowledge of each of USBPS and DVIFS, this report is accurate and complete in all material respects and fairly states the matters set forth in this report.












/s/ Joseph A. Andries
-----------------------------------------------------
APPROVED BY: JOSEPH A. ANDRIES, SENIOR VICE PRESIDENT OF U.S. BANK PORTFOLIO SERVICES









/s/ Montgomery W. Cornell
-----------------------------------------------------
APPROVED BY: MONTGOMERY W. CORNELL, AUTHORIZED SIGNATORY OF DVI FINANCIAL SERVICES, INC.